UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 30, 2005

                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)


      DELAWARE                      33-60032                   62-1518973
    (State or other               (Commission                 (IRS Employer
jurisdiction of incorporation)    File Number)            Identification Number)


       1001 Tillman Street, Memphis, Tennessee                         38112
       (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (901) 320-8100

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8.  OTHER EVENTS

Item 8.01.  Other Events

On September 30, 2005, Buckeye Technologies Inc. issued a press release announcing the conference call for first quarter results on Tuesday, October 25, 2005 at 10:00 a.m. CT. A copy of the press release is attached as exhibit 99.1.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.  The following exhibit is being furnished as part of this Report.

Exhibit
Number                                                  Description
-------------    ---------------------------------------------------------------

  99.1           Press Release of Buckeye Technologies Inc. dated September 30,
                 2005.

                                                                Exhibit 99.1
News from
[OBJECT OMITTED]


                                 CONFERENCE CALL
                                       for
                            BUCKEYE TECHNOLOGIES INC.


                              First Quarter Results

                     We have scheduled a conference call for

                            Tuesday, October 25, 2005
                               10:00 a.m. Central

                Management participating on the call will include

                    David B. Ferraro, Chief Executive Officer
              John B. Crowe, President and Chief Operating Officer
       Kristopher J. Matula, Exec. Vice President, Chief Financial Officer
                   Chad P. Foreman, Investor Relations Manager

All interested parties are invited to listen to the audio conference call live or tape delayed via the website www.streetevents.com or via the Company's website homepage at www.bkitech.com. The replay will be archived on these websites through November 25, 2005.

In addition, persons interested in listening by telephone may dial in at (800) 562-8369 within the United States. International callers should dial (913) 312-1299. Participants should call no later than 9:50 a.m. CT.

To listen to the telephone replay of the conference call, dial (888) 203-1112 or
(719) 457-0820. The passcode is 5404220. The telephone replay will be available until midnight November 8, 2005.

A press release will be issued via Business Wire after the market closes on October 24. If you do not receive a copy of this release, please contact Chad Foreman at (901) 320-8828.

We look forward to your participation.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

                            BUCKEYE TECHNOLOGIES INC.



                            --------------------------------------
                            Kristopher J. Matula
                            Executive Vice President and Chief Financial Officer September 30, 2005